SUPPLEMENT DATED MARCH 12, 2018 TO THE SUMMARY PROSPECTUSES

OF VANECK VECTORS ETF TRUST

Dated May 1, 2017

This Supplement updates certain information contained in the above-dated Summary Prospectuses for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF (each, a “Fund” and collective, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 12, 2018, George Chao was replaced as a portfolio manager for each Fund by Guo Hua (Jason) Jin. Accordingly, each Summary Prospectus is supplemented as follows:

The information respecting George Chao in the “Portfolio Management – Portfolio Managers” section of each Summary Prospectus is hereby deleted and replaced with the following:

Name	Title with Adviser	Date Began Managing the Fund
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

Please retain this supplement for future reference.